Exhibit 10(ff)

CONTRACT AGREEMENT

This Contract is made and effective as of January 12, 2005, by and between The Dayton Power and Light Company, a corporation of the State of Ohio, (hereinafter called Purchaser), with offices at US Route 52 (4 miles east of Aberdeen), Aberdeen, Ohio, 45101, and Ershigs, Inc., a corporation of the State of Washington, (hereinafter called Contractor), with offices at 742 Marine Drive, Bellingham, Washington, 98227.  Purchaser and Contractor (collectively, the Parties) agree as follows:

In consideration of the mutual covenants contained herein and other valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Contractor agrees to provide all adequate and competent labor, plus all materials, equipment, tools, supplies, transportation, supervision, technical and professional and other services and items, and to perform all operations necessary and required for the complete performance of the work (“Work”) for the J.M. Stuart and Killen Station AQC Projects, in accordance with Specification No. 139226.72.3608 (the Specification).

Purchaser shall pay to Contractor, in the manner indicated within this Contract, for the complete and satisfactory performance of all the Work, a firm, fixed lump sum amount of $58,515,000, which the Contractor shall accept as full compensation therefore.

Time is a material consideration of this Contract.  The Work shall be performed in accordance with the schedule provided within this Contract.  The Parties agree that neither this Contract Agreement nor any other portion of the Contract releases Contractor to proceed with any portion of the Work described herein.  Such release shall only be made by Purchaser’s issuance of a Purchase Order (or Purchase Orders) to Contractor, which may release Contractor for all or only a portion of the Work described herein.  The commercial terms and conditions contained herein supercede the terms and conditions which are included with said Purchase Order.

IN WITNESS WHEREOF, Purchaser and Contractor have signed this Contract in triplicate.

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Ershigs, Inc.
(Contractor)

By	Eric Schumacher
(Printed Name)

By
(Signature)

President
(Title)

(Date)

Contractor Federal Tax ID Number

The Dayton Power and Light Company
(Purchaser)

By	A. A. Farrell
	(Printed Name)	(Legal Dept.)

By
	(Signature)	(Purchasing Dept.)

Manager-Central Engineering
(Title)

(Date)

By	W. S. Wolff
(Printed Name)

By
(Signature)

President, Power Production
(Title)

(Date)

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BASIS OF CONTRACT

GENERAL

This Basis of Contract covers certain designated stipulations agreed upon during negotiations between The Dayton Power & Light Company (Purchaser) and Ershigs, Inc. (Contractor) for the furnishing of Jet Bubbling reactor Tanks and Accessories (the Work) for the J.M. Stuart and Killen Station AQC Projects, in accordance with Specification No. 139226.72.3608.

SCHEDULE

The agreed upon schedule for the Work is as detailed in Section 01100.2 of the Specification.

PRICE

The agreed upon Total Firm Lump Sum Price for performing the Work is $58,515,000, as itemized in the Commercial Data Section.

The Total Firm Lump Sum Price does not include the cost of Performance and Payment Bonds.

The Total Firm Lump Sum Price includes all payroll and related compensation taxes and does not include applicable state and local sales or use tax.

INVOICE ADDRESSES

Original invoices shall be sent to Purchaser at the following address:

The Dayton Power and Light Company

1065 Woodman Drive

Dayton, OH 45432

Attention: David Capozella

Project Manager

A copy of each invoice shall be sent to Purchaser’s Engineer at the following address:

Black & Veatch Corporation (Agent for DP&L)

11401 Lamar Avenue

Overland Park, KS 66211

Attn. Denny Walton, Asst. Project Manager

PURCHASER/ENGINEER CONTACT INFORMATION

Correspondence to Purchaser and to Black & Veatch Corporation (“Engineer”) shall be directed as stated in the Supplementary Conditions.

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SUBCONTRACTOR CONTACT INFORMATION

Correspondence to Contractor shall be directed as follows:

Name:	Tom Pilcher
Address:	6705 E. 81st Street
Suite 195
Tulsa, OK 74133
Phone:	918-477-9374
Fax:	918-497-1333
E-mail:	tpilcher@plasticonfluid.com

Name:	David Waschke
Address:	742 Marine Drive
Bellingham, WA 98227
Phone:	360-527-3436
Fax:	360-733-2628
E-mail:	dwaschke@ershigs.com

DELINEATIONS

Wherever wording in the Specification is printed with double underscore with side bars, such wording has been added to the original text, and wherever wording is printed and struck through with side bars, such wording has been deleted from the original text, both to reflect mutually agreed upon revisions.

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